UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. N/A)

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NSB HOLDINGS, INC..
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NSB HOLDINGS, INC.

4077 Forsyth Road

Macon, Georgia 31210

(478) 745-7720

March 28, 2005

Dear Shareholder:

                You are cordially invited to attend our annual meeting of shareholders, which will be held at the Georgia Music Hall of Fame, 200 Martin Luther King Jr. Boulevard, Macon, Georgia on Tuesday, April 26, 2005, at 10:00 a.m.  This is the first annual meeting of NSB Holdings, Inc., which became the parent of New Southern Bank as a result of the holding company reorganization which was consummated on January 3, 2005.  I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

                The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting.  At the meeting, we will also report on our operations during the past year and during the first quarter of 2005, as well as our plans for the future.

                Please take this opportunity to become involved in the affairs of NSB Holdings, Inc. and New Southern Bank.  Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy, and return it to us in the envelope provided as soon as possible.  Returning the proxy will NOT deprive you of your right to attend the meeting and vote your shares in person.  If you attend the meeting, you may withdraw your proxy and vote your own shares.

Sincerely,

Mark A. Stevens
President and Chief Executive Officer

NSB HOLDINGS, INC.

4077 Forsyth Road

Macon, Georgia 31210

(478) 745-7720

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 26, 2005

                The annual meeting of shareholders of NSB Holdings, Inc. will be held on Tuesday, April 26, 2005, at 10:00 a.m. at the Georgia Music Hall of Fame, 200 Martin Luther King Jr. Boulevard, Macon, Georgia for the following purposes:

(1)                                  To elect five (5) Class III directors who will serve a three-year term expiring at the 2008 annual meeting;

(2)                                  To transact any other business as may properly come before the meeting or any adjournments of the meeting.

                The board of directors has set the close of business on March 15, 2005, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

                We hope that you will be able to attend the meeting.  We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy as soon as possible.  Promptly returning your proxy will help ensure the greatest number of shareholders are present at the meeting in person or by proxy.

                If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person.  You may revoke your proxy at any time before the proxy is exercised.

By Order of the Board of Directors,

Mark A. Stevens
President and Chief Executive Officer

March 28, 2005

NSB HOLDINGS, INC.

4077 Forsyth Road

Macon, Georgia 31210

(478) 745-7720

__________________________________________________________

PROXY STATEMENT FOR 2005 ANNUAL MEETING

__________________________________________________________

INTRODUCTION

Time and Place of the Meeting

                Our board of directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Tuesday, April 26, 2005, at 10:00 a.m. at the Georgia Music Hall of Fame, 200 Martin Luther King Jr. Boulevard, Macon, Georgia and at any adjournments of the meeting.  This is the first annual meeting of NSB Holdings, Inc. (“NSB Holdings” or the “Company”), which became the parent of New Southern Bank as a result of the holding company reorganization which was consummated on January 3, 2005.

Record Date and Mailing Date

                The close of business on March 15, 2005, is the record date for the determination of shareholders entitled to notice of and to vote at the meeting.  We first mailed this proxy statement and the accompanying proxy to shareholders on or about March 28, 2005.

Number of Shares Outstanding

                As of the close of business on the record date, NSB Holdings had authorized 10,000,000 shares of common stock, $5.00 par value, of which 1,736,054 shares were issued and outstanding.  Each issued and outstanding share of common stock is entitled to one vote on all matters presented at the meeting.

VOTING AT THE ANNUAL MEETING

Proposal To Be Considered

                Shareholders will be asked to consider at the meeting the proposal to elect five (5) persons to serve as Class III directors of NSB Holdings for a three-year term.  The nominees for Class III directors, as well as the continuing directors, are described beginning on page 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

APPROVAL OF THE PROPOSAL

Procedures for Voting by Proxy

                If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy.  If you sign and return your proxy but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the director nominees and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting.  If any nominee for election to the board of directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the board of directors.

                Revocation of Proxies.  An NSB Holdings shareholder who has given a proxy may revoke it at any time prior to its exercise at the annual meeting by:

•             Giving written notice of revocation to NSB Holdings;

•             Properly submitting to NSB Holdings a duly executed proxy bearing a later date; or

•             Attending the annual meeting and voting in person.

                All written notices of revocation and other communications concerning proxies should be sent to:  NSB Holdings, Inc., 4077 Forsyth Road, Macon, Georgia 31210; Attention:  Carol Soto.

Requirements for Shareholder Approval

                A quorum will be present at the meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy.  We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.  Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected.  To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the board of directors.  As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee.  At the present time we do not know of any competing nominees.

                Abstentions.  A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum.  Abstentions do not count as votes in favor of or against a given matter.

                Broker Non-Votes.  Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members.  Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as “broker non-votes” with respect to the proposal(s) not voted upon.  Broker non-votes are included in determining the presence of a quorum.  A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

                Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter.  Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

SOLICITATION OF PROXIES

                NSB Holdings, Inc. will pay the cost of the proxy solicitation.  Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise.  We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

PROPOSAL — ELECTION OF DIRECTORS

                NSB Holdings, Inc.’s articles of incorporation provide for a staggered Board of Directors so that, as nearly as possible, one-third of the directors will be elected each year to serve three-year terms.  The terms of each class expires at the annual meeting in the years indicated below and when their successors are elected and qualified.

                The following table shows for each director:  (a) his or her name; (b) his or her age at December 31, 2004; (c) how long he or she has been a director of NSB Holdings or New Southern Bank; (d) his or her position(s) with NSB Holdings or New Southern Bank, other than as a director; and (e) his or her principal occupation and recent business experience for the past five years.

	Director Nominees
Name (Age)	Director Since	Position with NSB Holdings or New Southern Bank (other than Director) and Business Experience

Class III Directors (For a 3-Year Term Expiring 2008):

Raymond O. Ballard, Jr. (40)	2001	President Ballard & Associates Contractors, Inc.

J. Douglas Dunwody (47)	2001	Majority Owner and President of Dunwody Insurance Agency, Inc.

William A. Fickling, III (48)	2001	Chairman of the Board of Directors of NSB Holdings, Inc. and New Southern Bank; Private investment portfolio manager and Vice President of Mulberry Street Investment Company, LP.

Carl E. Hofstadter (49)	2001	Founder and President of Hofstadter and Associates, Inc. (engineering consulting).

George Waters, Jr. (45)	2001	President and Majority Owner of Waters and Sons Construction and Paving, Inc. and Flowline Curbing & Construction, Inc; Owner and General Manager of Mid-Georgia Grading, Inc.

	Continuing Directors

Name (Age)	Director Since	Position with NSB Holdings or New Southern Bank (other than Director) and Business Experience

Class I Directors (Term Expiring 2006):

Peter R. Cates (40)	2001	Vice President Finance & Administration, Ashbury Theological Seminary

Dr. Laudis (Rick) H. Lanford (46)	2001	Ordained Elder in the United Methodist Church and Vice President for Development of the Methodist Home for Children and Youth in Macon.
J. Russell Lipford, Jr. (55)	2001	Managing Partner in the accounting firm of Clifton, Lipford, Hardison, & Parker, LLC.

Dr. Hugh F. Smisson, III (47)	2001

Board-certified neurosurgeon; Vice President of the Neurosurgical Institute of Central Georgia, P.A.; Founder, President and Chief Executive Officer of Smisson-Cartledge Biomedical, LLC (biomedical company).

Class II Directors (Term Expiring 2007):
Carolyn Crayton (73)	2001	Founder and Executive Director of Keep Macon-Bibb Beautiful Commission and the Macon International Cherry Blossom Festival.

Thomas J. McMichael (68)	2001	Retired Banker; Member of Houston County Board of Commissioners.

Tyler J. Rauls, Jr. (60)	2001	Founder and President of Southeastern Retirement Management, Inc. (development and management of retirement communities).

Mark A. Stevens (53)	2001

President and Chief Executive Officer of NSB Holdings and New Southern Bank; Former President and Chief Executive Officer of Colonial Bank’s central Georgia region; Former Senior Vice President and Senior Lender of First Macon Bank and Trust Company.

Recommendation

                The Board of Directors recommends that you vote FOR the election of each director nominee named above.

Meetings and Committees of the Board

                During the year ended December 31, 2004, the Board of Directors of New Southern Bank held 12 meetings.  All incumbent directors attended at least 75% of the total number of meetings of New Southern Bank’s Board of Directors and committees of the Board on which they serve.

                The Board of Directors has established an Audit Committee, which recommends to the Board of Directors the independent public accountants to be selected to audit New Southern Bank’s (and, beginning in 2005, NSB Holdings’) annual financial statements, evaluates internal accounting controls, reviews the adequacy of the internal audit budget, personnel and plan, and determines that all audits and exams required by law are performed fully, properly, and in a timely fashion.  The Board of Directors has not adopted a written charter for the Audit Committee.  The Audit Committee members are:  J. Russell Lipford, Jr. (chairperson), William A. Fickling, III, Raymond O. Ballard, Jr., J. Douglas Dunwody and Laudis H. Lanford.  Each of these members meets the requirement for independence, as defined by the National Association of Securities Dealers’ listing standards.  The Board of Directors has determined that Mr. Lipford meets the criteria specified under applicable SEC regulations for an audit committee financial expert and that all the members of the Audit Committee are financial sophisticated.  During the fiscal year ended December 31, 2004, the Audit Committee held three meetings.

                The Board of Directors has established an Executive Committee, which is responsible for establishing targets and awards for any incentive compensation plan, reviewing salary ranges and fringe benefits, and reviewing and approving remuneration of the executive officers.  The Executive Committee members are:  J. Russell Lipford, Jr., Mark A. Stevens, Peter R. Cates,

Tyler J. Rauls, Jr. and William A. Fickling, III.  During the fiscal year ended December 31, 2004, the Executive Committee held 15 meetings.  Also, the Executive Committee is responsible for administering New Southern Bank’s 2001 Incentive Plan, including granting awards of stock-based compensation pursuant to the plan.

                The Company does not have a standing nominating committee for director nominees and has not adopted a nominating committee charter.  Rather, the full Board of Directors participates in the consideration of director nominees.  Each of the Bank’s directors, except for Mr. Stevens, is an independent director under the National Association of Securities Dealers’ definition of “independent director”  Since the Bank is a small business issuer and only one of its directors is not independent, the Bank believes a standing nominating committee for director nominees is not necessary.

Audit Committee Report

                The audit committee reports as follows with respect to the audit of New Southern Bank’s 2004 audited consolidated financial statements.

•             The audit committee has reviewed and discussed New Southern Bank’s 2004 audited consolidated financial statements with NSB Holdings’ management;

•             The audit committee has discussed with the independent auditors Thigpen, Jones, Seaton & Co., P.C. the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of New Southern Bank’s consolidated financial statements;

•             The audit committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor’s independence from the corporation and its related entities) and has discussed with the auditors the auditors’ independence from New Southern Bank; and

•             Based on review and discussions of New Southern Bank’s 2004 audited consolidated financial statements with management and discussions with the independent auditors, the audit committee recommended to the Board of Directors that New Southern Bank’s 2004 audited consolidated financial statements be included in New Southern Bank’s Annual Report on Form 10-KSB.

March 28, 2005	Audit Committee:	J. Russell Lipford, Jr. (Chairperson)
William A. Fickling, III
Raymond O. Ballard, Jr.
J. Douglas Dunwody
Laudis H. Lanford.

Executive Officers

                The following table shows for each executive officer of NSB Holdings and New Southern Bank:  (a) his or her name; (b) his or her age at December 31, 2004; (c) how long he or she has been an officer of New Southern Bank; and (d) his or her positions with NSB Holdings and New Southern Bank.

Name (Age)	Officer Since	Position with NSB Holdings and New Southern Bank

Mark A. Stevens (53)	2001	President and Chief Executive Officer of NSB Holdings and New Southern Bank

Gary P. Hall (61)	2001	Senior Vice President and Chief Lending Officer of NSB Holdings and New Southern Bank

Carol W. Soto (46)	2001	Chief Financial Officer and Secretary of NSB Holdings and New Southern Bank

                The Company and the Bank have adopted a Code of Ethics that applies to its principal executive, financial and accounting officers.  A copy may be obtained, without charge, upon written request addressed to NSB Holdings, Inc., 4077 Forsyth Road, Macon, Georgia 31210, Attention:  Carol Soto.  The request may also be delivered by fax to Ms. Soto at (478) 405-9157.

Executive Compensation

                The following table sets forth certain information concerning the annual and long-term compensation for services in all capacities to New Southern Bank for the fiscal years 2004 and 2003 of our president and chief executive officer and our senior vice president and chief lending officer.  No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to the Bank during 2004.

Summary Compensation Table

Name and Position		Annual Compensation				Long Term Compensation
						Awards		Payouts
	Year	Salary ($)	Bonus ($)	Other Annual Compen-sation ($)		Restricted Stock Awards ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compen-sation(5) ($)
Mark A. Stevens President, Director and Chief Executive Officer	2004 2003 2002	142,594 135,804 126,878	0 10,000 —	8,948 4,551 —	(1) (2)	— — —	— — 24,000	— — —	— — —
Gary Hall Senior Vice President	2004 2003 2002	115,794 110,276 101,267	0 4,500 —	5,260 3,687 —	(3) (4)	— — —	— — 3,250	— — —	— — —

(1)          Consists of $552 payment on life insurance policy, $4,396 matching contribution to 401(k) account, and directors fees of $4,000.

(2)          Consists of $732 payment on life insurance policy and $3,819 matching contribution to 401(k) account.

(3)          Consists of $1,441 payment on life insurance policy and $3,819 matching contribution to 401(k) account.

(4)          Consists of $626 payment on life insurance policy and $3,061 matching contribution to 401(k) account.

(5)          Information on “perks” and other personal benefits has been omitted because the aggregate value of these items does not meet the minimum amount required for disclosure under applicable regulations.

Option Grants in Last Fiscal Year

                There were no options granted during 2004.  Of Mr. Stevens’ outstanding options, 16,000 are vested in equal increments over five years, and 24,000 are vested in equal increments over nine years.  Mr. Hall’s outstanding options are vested and exercisable in equal increments over five years.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                The following table shows the number of shares underlying stock options held by the executive officers named in the summary compensation table.  No stock options were exercised in 2004 by the executive officer named in the summary compensation table.

			Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the Money Options at December 31, 2004(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Mark A. Stevens	0	$ 0	9,600 5,332	6,400 18,668	$67,200 25,327	$44,800 88,673
Gary Hall	0	$ 0	4,800 1,300	3,200 1,950	$33,600 6,175	$22,400 9,262

(1)   As of December 31, 2004, the market price of our common stock was $17.00  per share.  The value of the unexercised options was determined by subtracting the exercise price from $17.00.

Employment Agreements

                Mark A. Stevens.  The Bank has entered into an amended and restated employment agreement with Mark A. Stevens, which provides that he will continue to serve as president and chief executive officer of the Bank.  Under the terms of the employment agreement, the Bank will pay Mr. Stevens a base salary of $170,000 per year.  Pursuant to the employment agreement, the Bank may pay Mr. Stevens annual bonus compensation with a target bonus award of $85,000, calculated on Bank earnings based on the Bank’s performance meeting a targeted return on assets of .84 and an asset growth rate of 30% over 2004, as calculated and determined in accordance with generally accepted accounting principles by the Bank’s independent certified public accountants.  The Bank provides Mr. Stevens with an automobile of a make and model determined by the Bank, for business and personal use.  The Bank also pays operating, maintenance and related automobile expenses.

                The initial term of Mr. Stevens’ amended and restated employment agreement is three years.  At the end of three years, the term will be automatically extended for successive twelve-month periods unless one party gives notice of intention not to extend the agreement.

                The Bank will be obligated to pay Mr. Stevens his base salary for 12 months if one of the following terminating events occurs:

•             The Bank terminates Mr. Stevens’ employment without cause; or

•             Mr. Stevens terminates his employment for cause.

                If Mr. Stevens becomes disabled, the Bank may terminate the employment agreement and will be obligated to pay Mr. Stevens for six months, or until Mr. Stevens begins receiving payments under the Bank’s long-term disability policy.

                Additionally, upon a change of control, Mr. Stevens will be entitled to severance compensation equal to 12 months of his base salary if the Bank or its successor terminates his employment other than for cause or Mr. Stevens terminates for cause.  Cause for terminating employment is defined in Mr. Stevens’ employment agreement.

                In addition, during the term of the agreement and for 12 months following its termination under specified circumstances, Mr. Stevens is prohibited from competing with the Bank and soliciting customers or employees of the Bank.  The noncompetition and the nonsolicitation provision of the agreement only apply if Mr. Stevens terminates his employment without cause or in connection with a change of control, or if the Bank terminates Mr. Stevens’ employment for cause.

                Gary Hall.  The Bank entered into an employment agreement with Gary Hall, which provides that he will serve as senior vice president of the Bank.  Under the terms of the employment agreement, the Bank will pay Mr. Hall a base salary of $100,000 per year.  Pursuant to the employment agreement, under its 2001 Stock Incentive Plan, the Bank granted Mr. Hall an incentive stock option to purchase 8,000 shares of common stock at a purchase price of $10.00 per share.  The option generally will become vested and exercisable in 20% increments over 5 years, commencing on the first anniversary of the option grant date and continuing for the next four successive anniversaries.

                The initial term of Mr. Hall’s employment agreement was three years.  At the end of three years, the term was automatically extended for successive twelve-month periods unless one party gives notice of intention not to extend the agreement.

                The Bank will be obligated to pay Mr. Hall his base salary for 12 months if one of the following terminating events occurs:

•             The Bank terminates Mr. Hall’s employment without cause; or

•             Mr. Hall terminates his employment for cause.

                If Mr. Hall becomes disabled, the Bank may terminate the employment agreement and will be obligated to pay Mr. Hall for three months, or until Mr. Hall begins receiving payments under the Bank’s long-term disability policy.

                Additionally, upon a change of control, Mr. Hall will be entitled to severance compensation equal to 12 months of his base salary if the Bank or its successor terminates his employment other than for cause or Mr. Hall terminates for cause.  Cause for terminating employment is defined in Mr. Hall’s employment agreement.

                In addition, during the term of the agreement and for 12 months following its termination under specified circumstances, Mr. Hall is prohibited from competing with the Bank and soliciting customers or employees of the Bank.  The noncompetition and the nonsolicitation provision of the agreement only apply if Mr. Hall terminates his employment without cause or in connection with a change of control, or if the Bank terminates Mr. Hall’s employment for cause.

Director Compensation

                Directors receive $1,000 per Board meeting for their service as directors as well as $100 per committee meeting attended.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

                The following table lists the number and percentage ownership of shares of common stock beneficially owned as of December 31, 2004 by each of our directors, each executive officer named in the summary compensation table presented elsewhere in this prospectus, and all directors and executive officers as a group.  To our knowledge, one shareholder who is not a director or officer beneficially owned 5% or more of our outstanding common stock as of December 31, 2004.  This shareholder is also included in the attached table.  Information relating to beneficial ownership of our common stock is based upon “beneficial ownership” concepts described in the rules issued under the Securities Exchange Act.  Under the rules, more than one person may be deemed to be a beneficial owner of the same securities.  A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within 60 days after the record date.  Unless otherwise indicated, each person is the record owner of, and has sole voting and investment power with respect to his or her shares.

Name	# of Bank Shares Held	% Ownership		Warrants and Options Outstanding	% of Outstanding Shares (Fully Diluted)

BOARD MEMBERS:

Raymond O. Ballard, Jr.	27,019	1.6		15,000	2.1
Peter R. Cates	17,000		*	15,000	1.6
Carolyn Crayton	2,908		*	2,500		*
J. Douglas Dunwody	19,202	1.1		12,000	1.5
William A. Fickling, III	147,874	8.5		40,000	9.3
Carl E. Hofstadter	42,926	2.5		30,000	3.6
Dr. Laudis (Rick) H. Lanford	16,000		*	5,500	1.1
J. Russell Lipford, Jr.	29,250	1.7		15,000	2.2
Thomas J. McMichael	2,500		*	1,000		*
Tyler J. Rauls, Jr.	57,665	3.3		30,000	4.4
Dr. Hugh F. Smisson, III	85,216	4.9		30,000	5.7
Mark A. Stevens	12,000		*	50,000	3.1
George Waters, Jr.	14,240		*	10,000	1.2

EXECUTIVE OFFICERS (NON-DIRECTORS):

Gary Hall	1,000	11,250				*
Carol Soto	7,175		*	9,750		*

All Directors and Executive Officers as a Group (15 persons)	481,975	27.8		277,000	37.7

OTHER HOLDERS OF 5% OR MORE

Benjamin W. Griffith, III	90,000	5.2

* Less than 1%.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

                Section 16 of the Securities and Exchange Act of 1934 requires New Southern Bank’s officers, Directors and greater than 10% shareholders (“Reporting Persons”) to file certain reports (“Section 16 Reports”) with respect to their beneficial ownership of New Southern Bank’s  securities.  Based on New Southern Bank’s review of the Section 16 Reports furnished to New Southern Bank by its Reporting Persons, all of our Directors and executive officers complied with all Section 16(a) reporting requirements, except that each failed to timely file a report regarding the additional shares of stock purchased in the secondary offering.

RELATED PARTY TRANSACTIONS

We enter into banking and other business transactions in the ordinary course of business with our directors and officers, as well as members of their families and corporations, partnerships or other organizations in which they have a controlling interest.  When these transactions occur, each transaction has been on the following terms:

•                  In the case of banking transactions, each has been on substantially the same terms, including price or interest rate and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and will not be expected to involve more than the normal risk of collectibility or present other unfavorable features to New Southern Bank;

•                  In the case of business transactions, each has been on terms no less favorable to New Southern Bank than could be obtained from an unrelated third party; and

•                  In the case of all related party transactions, each has been approved by a majority of the directors, including a majority of the directors who do not have an interest in the transaction.

•                  In the case of banking transactions, each has been on substantially the same terms, including price or interest rate and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and will not be expected to involve more than the normal risk of collectibility or present other unfavorable features to the Bank;

•                  In the case of business transactions, each has been on terms no less favorable to the Bank than could be obtained from an unrelated third party; and

•                  In the case of all related party transactions, each has been approved by a majority of the directors, including a majority of the directors who do not have an interest in the transaction.

INDEPENDENT PUBLIC ACCOUNTANTS

                NSB Holdings has selected the accounting firm of Thigpen, Jones, Seaton & Co., P.C. to serve as its principal accountants for the fiscal year ending December 31, 2005.  A representative of the firm is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

                The following table sets forth the fees billed to New Southern Bank for the years ended December 31, 2003 and 2004 by Thigpen, Jones, Seaton & Co., P.C.

	2003	2004

Audit Fees	$18,500	$25,500
Audit-Related Fees	14,750	20,942
Internal Audit Outsourcing	13,600	0
Tax Preparation Fees	1,350	2,653
All Other Fees	8,209	1,684
Total Fees	$56,409	$50,779

Audit Fees

                Audit fees represent fees billed by Thigpen, Jones, Seaton & Co., P.C. for professional services rendered in connection with the audit of the Bank’s annual financial statements for 2003 and 2004.

Audit Related Fees

                Audit related fees represent fees for professional services reasonably related to the performance of the audit or review of the Bank’s financial statements not included in “Audit Fees” above.  These include review of the financial statements included in the Bank’s quarterly filings on Form 10-QSB and annual filings on Form 10-KSB.

Internal Auditing Outsourcing

                Internal auditing outsourcing fees represent fees billed by Thigpen Jones Seaton & Co. for professional services rendered in connection with quarterly internal audit outsourcing provided under contract dated prior to May 6, 2003.

Tax Fees

                Tax fees represent the aggregate fees billed in each of the last two fiscal years for professional services rendered for tax preparation and tax compliance. Also includes amended tax return preparation for 2002 and 2003 related to cost segregation study results.

Other Fees

                These “other fees” were for assistance with filings related to formation of a holding company in 2004 and in the preparation of prospectus for secondary stock offering in 2003.

                The audit committee has considered the provision of non-audit services by our principal accountant and has determined that the provision of these services was consistent with maintaining the independence of New Southern Bank’s principal accountant.

                The fees billed by Thigpen, Jones, Seaton & Co., P.C. (except for those included in the “All Other Fees”) were pre-approved by the audit committee for the Bank in accordance with the policies and procedures of the audit committee.  The audit committee pre-approves all audit and the majority of non-audit services provided by the Bank’s independent auditors and may not engage the independent auditors to perform any prohibited non-audit services.  For 2004, 83% of the fees incurred were pre-approved.

DIRECTOR NOMINATIONS

                Director Nominations.  The full Board of Directors of NSB Holdings participates in the consideration of director nominees.  The Board has not adopted a formal policy or process for identifying or evaluating nominees, but informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, customers and shareholders of NSB Holdings and New Southern Bank, and professionals in the financial services and other industries.  Similarly, the Board does not prescribe any specific qualifications or skills that a nominee must possess, although it considers the potential nominee’s business experience; knowledge of the Bank and the financial services industry; experience in serving as a director of the Company or the Bank or another financial institution or public company generally; wisdom, integrity and analytical ability; familiarity with and participation in the communities served by the Bank; commitment to and availability for service as a director; and any other factors the Board deems relevant.

                In accordance with NSB Holdings’ bylaws, a shareholder may nominate persons for election as directors if written notice to the Secretary of the nomination is received at the principal executive offices of NSB Holdings no less than 30 days prior to the date of the annual meeting; provided, however, if less than 40 days’ notice or prior public disclosure of the meeting date is given, the notice must be received no later than the close of business on the tenth day following the date on which the notice was mailed or such public disclosure was made.  The notice must set forth:

(1)                                  with respect to the nominee(s), all information regarding the nominee(s) required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities and Exchange Act of 1934 (including each nominee’s written consent to be named in a proxy statement as a nominee and to serve as a director if elected);

(2)                                  the name and address of the shareholder making the nomination, as they appear on the books of the Company;

(3)                                  the class and number of shares of Company capital stock beneficially owned by the shareholder making the nomination; and

(4)                                  the total number of shares of the Company that will be voted for the proposed nominee.

                The officer presiding at meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing requirements and therefore will be disregarded.

SHAREHOLDER PROPOSALS

                Shareholder proposals submitted for consideration at the next annual meeting of shareholders must be received NSB Holdings no later than December 1, 2005, to be included in the 2006 proxy materials.  A shareholder must notify NSB Holdings before February 1, 2006 if the shareholder has a proposal to present at the 2006 annual meeting which the shareholder intends to present other than by inclusion in the proxy material.  If NSB Holdings does not receive notice prior to February 1, 2006, proxies solicited by the management of NSB Holdings will confer discretionary authority upon the management of NSB Holdings to vote upon any such proposal.

OTHER MATTERS

                The Board of Directors of NSB Holdings knows of no other matters that may be brought before the meeting.  If, however, any matters other than the election of directors and matters to related to the election should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

                Whether or not you can attend the meeting, please complete, sign, date and return the enclosed proxy promptly.  An envelope has been provided for that purpose.  No postage is required if mailed in the United States.

ADDITIONAL INFORMATION

                Our holding company reorganization was consummated on January 3, 2005.  In the future, we will be filing periodic reports with the Securities and Exchange Commission.  However, prior to 2005, New Southern Bank filed periodic reports with the Federal Deposit Insurance Corporation (“FDIC”) pursuant to the requirements of the Securities Exchange Act of 1934.  The Bank will be pleased to make its Annual Report on Form 10-KSB for the year ended December 31, 2004 available without charge to interested persons.  Written requests should be directors to Carol Soto, Chief Financial Officer, New Southern Bank, 4077 Forsyth Road, Macon, Georgia 31210.  These may also be obtained by writing to the FDIC’s Accounting and Securities Disclosure Section at 550 17th Street, N.W., Room F-6043, Washington, DC  20429 or by faxing your request to (202) 898-8505 or by calling (202) 898-8913.

NSB HOLDINGS, INC.

PROXY

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, APRIL 26, 2005

                The undersigned hereby appoints Mark A. Stevens and Carol W. Soto, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of NSB Holdings, Inc., which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at the Georgia Music Hall of Fame, 200 Martin Luther King Jr. Boulevard, Macon, Georgia, and at any adjournments of the annual meeting, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the annual meeting, receipt of which are hereby acknowledged.

                                                THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

Proposal:	To elect the following persons to serve as directors for a three-year term until the 2008 annual meeting:

Nominees:	Raymond O. Ballard, Jr. J. Douglas Dunwody William A. Fickling, III Carl E. Hofstadter George Waters, Jr.

☐ For All Nominees	☐ Withhold Authority to Vote
(except as noted below)	for All Nominees Listed Above

To withhold authority to vote for any nominee, mark “For ALL Nominees” above and write that nominee’s name below:

                This proxy when properly executed will be voted in the manner directed by the undersigned shareholder.  If no direction to the contrary is indicated, it will be voted FOR all of the proposals.

Discretionary authority is hereby conferred as to all other matters which may come before the annual meeting.

                If stock is held in the name of more than one person, all holders must sign.  Signatures should correspond exactly with the name or names appearing on the stock certificate(s).  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature(s) of Shareholder(s)

[LABEL]
Name(s) of Shareholders(s)

	Date:	, 2005
(Be sure to date your Proxy)

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope.  No postage necessary.

I WILL__________ WILL NOT__________ ATTEND THE ANNUAL SHAREHOLDERS MEETING.

PLEASE RETURN PROXY AS SOON AS POSSIBLE